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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549



                                   FORM 8-K




                                CURRENT REPORT

    Pursuant To Section 13 or 15(d) of the Securities Exchange Act of 1934


               Date of Report (Date of earliest event reported):

                                April 15, 1999


                                PROLOGIS TRUST
            (Exact name of registrant as specified in its charter)



       Maryland                        01-12846                  74-2604728
(State or other jurisdiction  (Commission File Number)       (I.R.S. Employer
    of incorporation)                                       Identification No.)


        14100 East 35th Place                                        80011
         Aurora, Colorado                                         (Zip Code)
(Address of principal executive offices)



      Registrant's telephone number, including area code: (303) 375-9292


                                Not Applicable
         (Former name or former address, if changed since last report)

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ITEM 5. OTHER EVENTS

     This Current Report on Form 8-K is being filed by ProLogis Trust ("ProLogis") to provide a copy of the Credit Agreement among ProLogis Trust (borrower), NationsBank, N.A. (administrative agent), Commerzbank Aktien Gesellschaft, New York Branch (syndication agent), Chase Bank of Texas, National Association (documentation agent) and Lenders Named Herein (lenders). This agreement was effective on March 29, 1999. Also included in this report is as copy of the Term Loan Agreement among ProLogis Trust (borrower), NationsBank, N.A. (administrative agent), Commerzbank Aktien Gesellschaft, New York Branch (syndication agent), Chase Bank of Texas, National Association (documentation agent) and the Lenders Named Herein (lenders). This agreement was effective March 29, 1999. These two agreements are included as exhibits to this report.

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ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

        (a) Financial Statements:

               None

        (b) Pro Forma Financial Information:

               None

        (c) Exhibits:

            10.1 Credit Agreement among ProLogis Trust, NationsBank, N.A., Commerzbank Aktien Gesellschaft, New York Branch, Chase Bank of Texas, National Association and Lenders Named Herein, dated as of March 29, 1999.

            10.2 Term Loan Agreement among ProLogis Trust, NationsBank, N.A., Commerzbank Aktien Gesellschaft, New York Branch, Chase Bank of Texas, National Association and Lenders Named Herein, dated as of March 29, 1999.


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                                  SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                                 PROLOGIS TRUST



                                       By:/s/  Walter C. Rakowich
                                          ------------------------------
                                               Walter C. Rakowich
                                             Managing Director and
                                            Chief Financial Officer
                                          (Principal Financial Officer)




Date:  April 15, 1999                  By:/s/  Shari J. Jones
                                          ------------------------------
                                               Shari J. Jones
                                               Vice President
                                          (Principal Accounting Officer)


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